FOR RELEASE ON: July 31, 2024

CONTACT:    Robert Barry
VP - Investor Relations
        608-361-7530
        robert.barry@regalrexnord.com

REGAL REXNORD REPORTS STRONG SECOND QUARTER 2024 FINANCIAL RESULTS

MILWAUKEE, WI - Regal Rexnord Corporation (NYSE: RRX)

2Q Highlights
•GAAP Diluted EPS Of $0.94, Adjusted Diluted EPS* Of $2.29
•Adjusted Free Cash Flow* Of $136.4 Million; On Track To Full Year Outlook Of ~$700 Million
•Paid Down $480.9 Million Of Gross Debt. On Track To Pay Down ~$900 Million Of Debt In The Year
•Net Debt/Adjusted EBITDA (Including Synergies) Now ~3.6x
•Sales Of $1,547.6 Million, Down 12.5% Versus PY; Down 7.0% On An Organic Basis Excluding Industrial**
•GAAP Gross Margin Of 36.9%; Adjusted Gross Margin* Excluding Industrial** Of 38.1%
•GAAP Net Income Of $63.0 Million Versus PY GAAP Net Income Of $33.2 Million
•Adjusted EBITDA* Excluding Industrial** Of $335.3 Million Versus PY Of $370.0 Million
•Adjusted EBITDA Margin* Excluding Industrial** Of 22.2%, Down 50 Basis Points Versus PY
•Synergies Of $25 Million; On Track To Deliver $90 Million In The Year
•2Q Orders Inflected Positive, Gaining Further Momentum In July

CEO Louis Pinkham commented, “We had a strong second quarter, starting with orders that inflected positive. In addition, all three segments delivered above their commitments on revenue and adjusted EBITDA. We saw particular strength at IPS, which exceeded its adjusted EBITDA margin target, and was up 220 basis points versus the prior year, as the business continued to perform exceptionally well including strong synergy capture. As an enterprise, our team delivered adjusted gross margins of 38.1% excluding Industrial Systems, providing clear line of sight to our goal of 40% exiting 2025. We also paid down $481 million of gross debt in the quarter, and $618 million year-to-date."

Mr. Pinkham continued, “Looking ahead, we see ongoing strength in many of our secular markets, early rebounding in residential HVAC, and momentum in our cross-selling activities. However, we now expect a softer second half ramp in our Automation & Motion Control segment. Our team remains focused on controllable execution and anticipates positive year-over-year sales growth in the second half."

Mr. Pinkham concluded, "We look forward to discussing all our value creation levers - especially all that we are doing to accelerate organic growth - at our September 17th Investor Day in New York City.”

Guidance

The Company is updating its annual guidance for 2024 GAAP Diluted Earnings per Share to a range of $3.70 to $4.10 from $3.97 to $4.77 previously, and for Adjusted Diluted Earnings per Share to a range of $9.40 to $9.80 from $9.60 to $10.40 previously, moving our mid-point to the low end of our prior guidance range. The change primarily reflects a softer second half ramp in the Automation & Motion Control segment versus prior expectations and modestly higher interest costs.

Segment Performance

*Non-GAAP Financial Measurement, See Appendix for Reconciliation
**Excluding Industrial refers to adjustments to remove the impact of the industrial motors and generators businesses that comprised a majority of the Industrial Systems operating segment, which were sold on April 30, 2024.

Segment results for the second quarter of this year versus the second quarter of the prior year are summarized below:

•Automation & Motion Control net sales were $422.2 million, a decrease of 10.8%, or a decrease of 10.0% on an organic basis*. Results reflect strength in the aerospace, data center, and medical markets, net of continued weakness in discrete factory automation. Adjusted EBITDA margin* was 22.5% of adjusted net sales*.

•Industrial Powertrain Solutions net sales were $675.5 million, a decrease of 3.3%, or a decrease of 2.8% on an organic basis*. Results reflect strength in metals & mining, power generation, and benefits from cross-selling synergies, net of weakness in agriculture, construction equipment, and general industrial markets. Adjusted EBITDA margin* was 25.8% of adjusted net sales*.

•Power Efficiency Solutions net sales were $410.9 million, a decrease of 10.7%, or a decrease of 10.1% on an organic basis*. The decline primarily reflects weakness in North America residential HVAC markets, and commercial HVAC markets in Europe and Asia. Adjusted EBITDA margin* was 16.1% of adjusted net sales*.

•Industrial Systems net sales were $39.0 million. Adjusted EBITDA margin* was 7.4% of adjusted net sales*. Results reflect the one-month period of ownership of Industrial Systems through April 30 of this year.

As previously disclosed, with the sale of the Industrial Systems business, effective May 1, 2024, the Company is comprised of three operating segments: Industrial Powertrain Solutions, Power Efficiency Solutions, and Automation & Motion Control. Results for the Industrial Systems segment are reflected as part of Regal Rexnord through completion of the sale on April 30, 2024.

Investor Day

The Company plans to host its Investor Day on September 17, 2024, in New York City.

Conference Call

Regal Rexnord will hold a conference call to discuss this earnings release at 9:00 AM CT (10:00 AM ET) on Thursday, August 1, 2024. To listen to the live audio and view the presentation during the call, please visit Regal Rexnord’s Investor website: https://investors.regalrexnord.com. To listen by phone or to ask the presenters a question, dial 1.877.264.6786 (U.S. callers) or +1.412.317.5177 (international callers) and enter 6649193# when prompted.

A webcast replay will be available at the link above, and a telephone replay will be available at 1.877.344.7529 (U.S. callers) or +1.412.317.0088 (international callers), using a replay access code of 6235338#. Both replays will be accessible for three months after the earnings call.

Supplemental Materials

Supplemental materials and additional information for the quarter ended June 30, 2024, will be accessible before the conference call on August 1, 2024 on Regal Rexnord’s Investor website: https://investors.regalrexnord.com. The Company intends to disseminate important information about the Company to its investors on the Investors section of its website: https://investors.regalrexnord.com. Investors are advised to look at Regal Rexnord’s website for future important information about the Company. The content of the Company’s website is not incorporated by reference into this document or any other report or document Regal Rexnord files with the Securities and Exchange Commission (“SEC”).

About Regal Rexnord

Regal Rexnord’s 30,000 associates around the world help create a better tomorrow by providing sustainable solutions that power, transmit and control motion. The Company’s electric motors and air moving subsystems provide the power to create motion. A portfolio of highly engineered power transmission components and subsystems efficiently transmits motion to power industrial applications. The Company’s automation offering, comprised of controllers, drives, precision motors, and actuators, controls motion in applications ranging from factory automation to precision tools used in surgical applications.

The Company’s end markets benefit from meaningful secular demand tailwinds, and include factory automation, food & beverage, aerospace, medical, data center, warehouse, alternative energy, residential and commercial buildings, general industrial, construction, metals and mining, and agriculture.

Regal Rexnord is comprised of three operating segments: Industrial Powertrain Solutions, Power Efficiency Solutions, and Automation & Motion Control. Regal Rexnord is headquartered in Milwaukee, Wisconsin and has manufacturing, sales and service facilities worldwide. For more information, including a copy of our Sustainability Report, visit RegalRexnord.com.

Forward Looking Statements

All statements in this communication, other than those relating to historical facts, are "forward-looking statements." Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. Forward-looking statements include, but are not limited to, statements about expected market or macroeconomic trends, future strategic plans and future financial and operating results. Important factors that could cause actual results to differ materially from those presented or implied in the forward-looking statements in this communication include, without limitation: the possibility that the Company may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the sale of the Industrial Motors and Generators businesses, the acquisition of Altra Industrial Motion Corp. ("Altra Transaction"), and the merger with the Rexnord Process & Motion Control business (the “Rexnord PMC business”) within the expected time-frames or at all and to successfully integrate Altra Industrial Motion Corp. ("Altra") and the Rexnord PMC business; the Company's substantial indebtedness as a result of the Altra Transaction and the effects of such indebtedness on the Company's financial flexibility; the Company's ability to achieve its objectives on reducing its indebtedness on the desired timeline; dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; unanticipated operating costs, customer loss and business disruption; the Company's ability to retain key executives and employees; uncertainties regarding our ability to execute restructuring plans within expected costs and timing; challenges to the tax treatment that was elected with respect to the merger with the Rexnord PMC business and related transactions; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; our ability to develop new products based on technological innovation, such as the Internet of Things and artificial intelligence, and marketplace acceptance of new and existing products; dependence on significant customers and distributors; risks associated with climate change and uncertainty regarding our ability to deliver on our sustainability commitments and/or to meet related investor, customer and other third party expectations relating to our sustainability efforts; risks associated with global manufacturing, including risks associated with public health crises and political, societal or economic instability, including instability caused by ongoing geopolitical conflicts; issues and costs arising from the integration of acquired companies and businesses; prolonged declines in one or more markets; risks associated with excess or obsolete inventory charges including related write-offs or write-downs; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that the Company cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; the Company's ability to identify and execute on future M&A opportunities, including significant M&A transactions; the impact of any such M&A transactions on the Company's results, operations and financial condition, including the impact from costs to execute and finance any such transactions; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; costs and unanticipated liabilities arising from rapidly evolving laws and regulations; and other factors that can be found in our filings with the SEC, including our most recent periodic reports filed on Form 10-K and Form 10-Q, which are available on our Investor Relations website. Forward-looking statements are given only as of the date of this communication and we disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Measures
(Unaudited)
(Dollars in Millions, Except per Share Data)

We prepare our financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP.

In this release, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, adjusted net sales excluding Industrial, adjusted gross margin, adjusted gross margin excluding Industrial, net debt, EBITDA, adjusted EBITDA, adjusted EBITDA excluding Industrial, adjusted EBITDA (including synergies), interest coverage ratio, interest coverage ratio (including synergies), adjusted EBITDA margin, adjusted EBITDA margin excluding Industrial, gross debt/adjusted EBITDA, net debt/adjusted EBITDA, net debt/adjusted EBITDA (including synergies),adjusted cash flows from operations, adjusted free cash flow, adjusted income before taxes, adjusted provision for income taxes, and adjusted effective tax rate. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while the other non-GAAP measures disclosed are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. This release also includes non-GAAP forward-looking information. The Company believes that a quantitative reconciliation of this forward-looking information to the most comparable financial measure calculated and presented in accordance with GAAP cannot be made available without unreasonable efforts. A reconciliation of this non-GAAP financial measure would require the Company to predict the timing and likelihood of future restructurings and other charges. Neither these forward-looking measures, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of the most directly comparable forward-looking GAAP measure is not provided.

In addition to these non-GAAP measures, we use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
Unaudited
(Dollars in Millions, Except per Share Data)

	Three Months Ended		Six Months Ended
	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023
Net Sales	$1,547.6	$1,768.6	$3,095.3	$2,992.7
Cost of Sales	976.6	1,204.8	1,971.2	2,030.8
Gross Profit	571.0	563.8	1,124.1	961.9
Operating Expenses	394.3	412.2	792.0	741.4
(Gain) Loss on Sale of Businesses	(17.2)	—	4.3	—
Total Operating Expenses	377.1	412.2	796.3	741.4
Income from Operations	193.9	151.6	327.8	220.5
Interest Expense	101.7	116.4	207.1	211.8
Interest Income	(5.0)	(5.1)	(8.1)	(37.0)
Other Expense (Income), Net	0.3	(2.8)	0.6	(4.2)
Income before Taxes	96.9	43.1	128.2	49.9
Provision for Income Taxes	33.9	9.9	44.8	22.2
Net Income	63.0	33.2	83.4	27.7
Less: Net Income Attributable to Noncontrolling Interests	0.5	1.1	1.1	1.5
Net Income Attributable to Regal Rexnord Corporation	$62.5	$32.1	$82.3	$26.2
Earnings Per Share Attributable to Regal Rexnord Corporation:
Basic	$0.94	$0.48	$1.24	$0.40
Assuming Dilution	$0.94	$0.48	$1.23	$0.39
Cash Dividends Declared Per Share	$0.35	$0.35	$0.70	$0.70
Weighted Average Number of Shares Outstanding:
Basic	66.5	66.3	66.5	66.2
Assuming Dilution	66.8	66.6	66.8	66.6

CONDENSED CONSOLIDATED BALANCE SHEETS
Unaudited
(Dollars in Millions)
	Jun 30, 2024	Dec 31, 2023
ASSETS
Current Assets:
Cash and Cash Equivalents	$510.4	$574.0
Trade Receivables, Less Allowances of $31.5 million and $30.3 million in 2024 and 2023, Respectively	892.0	921.6
Inventories	1,309.9	1,274.2
Prepaid Expenses and Other Current Assets	269.0	245.6
Assets Held for Sale	20.6	368.6
Total Current Assets	3,001.9	3,384.0
Net Property, Plant and Equipment	970.1	1,041.2
Operating Lease Assets	157.7	172.8
Goodwill	6,496.8	6,553.1
Intangible Assets, Net of Amortization	3,869.4	4,083.4
Deferred Income Tax Benefits	36.6	33.8
Other Noncurrent Assets	75.2	69.0
Noncurrent Assets Held for Sale	—	94.1
Total Assets	$14,607.7	$15,431.4

LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$574.4	$549.4
Dividends Payable	23.3	23.2
Accrued Compensation and Employee Benefits	186.8	198.7
Accrued Interest	85.6	85.1
Other Accrued Expenses	316.1	325.2
Current Operating Lease Liabilities	36.4	37.2
Current Maturities of Long-Term Debt	4.3	3.9
Liabilities Held for Sale	—	103.7
Total Current Liabilities	1,226.9	1,326.4
Long-Term Debt	5,764.9	6,377.0
Deferred Income Taxes	934.3	1,012.7
Pension and Other Post Retirement Benefits	117.4	120.4
Noncurrent Operating Lease Liabilities	124.4	132.2
Other Noncurrent Liabilities	71.9	77.2
Noncurrent Liabilities Held for Sale	—	20.4
Equity:
Regal Rexnord Corporation Shareholders' Equity:
Common Stock, $0.01 par value, 150.0 million Shares Authorized, 66.5 million and 66.3 million Shares Issued and Outstanding for 2024 and 2023, Respectively	0.7	0.7
Additional Paid-In Capital	4,656.4	4,646.2
Retained Earnings	2,015.5	1,979.8
Accumulated Other Comprehensive Loss	(316.7)	(282.4)
Total Regal Rexnord Corporation Shareholders' Equity	6,355.9	6,344.3
Noncontrolling Interests	12.0	20.8
Total Equity	6,367.9	6,365.1
Total Liabilities and Equity	$14,607.7	$15,431.4

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
Unaudited
(Dollars in Millions)
	Three Months Ended		Six Months Ended
	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$63.0	$33.2	$83.4	$27.7
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities (Net of Acquisitions and Divestitures):
Depreciation	40.5	47.6	82.0	77.8
Amortization	86.5	89.4	173.2	135.7
(Gain) Loss on Sale of Businesses	(17.2)	—	4.3	—
Noncash Lease Expense	10.9	12.0	22.2	19.7
Share-Based Compensation Expense	9.5	14.5	18.6	36.2
Financing Fee Expense	3.1	3.9	6.2	26.9
Benefit from Deferred Income Taxes	(23.4)	(44.0)	(53.8)	(54.2)
Other Non-Cash Changes	4.8	5.4	6.2	5.7
Change in Operating Assets and Liabilities, Net of Acquisitions and Divestitures
Receivables	(64.5)	10.7	(16.8)	42.4
Inventories	2.0	107.6	(45.8)	154.7
Accounts Payable	10.4	14.0	24.9	(4.3)
Other Assets and Liabilities	32.7	(73.2)	(63.2)	(141.0)
Net Cash Provided by Operating Activities	158.3	221.1	241.4	327.3
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to Property, Plant and Equipment	(32.4)	(44.8)	(50.9)	(63.5)
Business Acquisitions, Net of Cash Acquired	—	(17.3)	—	(4,870.2)
Proceeds Received from Sale of Businesses, Net of Cash Transferred	374.8	—	374.8	—
Proceeds Received from Sales of Property, Plant and Equipment	0.3	—	1.3	6.1
Net Cash Provided by (Used in) Investing Activities	342.7	(62.1)	325.2	(4,927.6)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings Under Revolving Credit Facility	440.1	519.0	935.2	1,412.3
Repayments Under Revolving Credit Facility	(440.5)	(1,086.8)	(1,007.3)	(1,726.3)
Proceeds from Short-Term Borrowings	—	15.0	—	29.1
Repayments of Short-Term Borrowings	—	(16.9)	—	(32.8)
Proceeds from Long-Term Borrowings	—	—	—	5,532.9
Repayments of Long-Term Borrowings	(480.5)	(35.7)	(546.3)	(536.5)
Dividends Paid to Shareholders	(23.3)	(23.2)	(46.6)	(46.4)
Shares Surrendered for Taxes	(0.6)	(1.0)	(11.3)	(9.2)
Proceeds from the Exercise of Stock Options	0.3	0.6	3.8	1.5
Financing Fees Paid	—	(1.1)	—	(51.1)
Distributions to Noncontrolling Interests	—	(8.4)	—	(8.4)
Net Cash (Used in) Provided By Financing Activities	(504.5)	(638.5)	(672.5)	4,565.1
EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	(8.5)	(4.2)	(19.0)	6.3
Net (Decrease) Increase in Cash and Cash Equivalents	(12.0)	(483.7)	(124.9)	(28.9)
Cash and Cash Equivalents at Beginning of Period	522.4	1,143.3	635.3	688.5
Cash and Cash Equivalents at End of Period	$510.4	$659.6	$510.4	$659.6

SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Three Months Ended
	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023
Net Sales	$675.5	$698.7	$410.9	$460.1	$422.2	$473.1	$39.0	$136.7	$1,547.6	$1,768.6
Adjusted Net Sales	$675.5	$698.7	$410.9	$460.1	$422.2	$473.1	$39.0	$136.7	$1,547.6	$1,768.6

GAAP Operating Margin	13.3%	5.8%	11.0%	13.0%	9.9%	10.3%	44.1%	2.2%	12.5%	8.6%
Adjusted Operating Margin	14.7%	11.6%	12.9%	15.3%	11.1%	14.4%	4.9%	4.0%	13.0%	12.7%
Adjusted EBITDA Margin %	25.8%	23.6%	16.1%	18.6%	22.5%	25.3%	7.4%	7.1%	21.9%	21.5%

Components of Net Sales:
Organic Sales Growth	(2.8)%	(1.4)%	(10.1)%	(22.2)%	(10.0)%	6.9%	(5.5)%	1.2%	(6.9)%	(9.1)%
Acquisitions	—%	67.3%	—%	—%	—%	137.7%	—%	—%	—%	40.9%
Foreign Currency Impact	(0.5)%	(0.4)%	(0.5)%	(0.6)%	(0.8)%	(0.8)%	(1.2)%	(2.0)%	(0.6)%	(0.7)%

	Six Months Ended
	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023
Net Sales	$1,318.9	$1,113.1	$796.2	$929.6	$822.4	$676.3	$157.8	$273.7	$3,095.3	$2,992.7
Adjusted Net Sales	$1,318.9	$1,113.1	$796.2	$929.6	$822.4	$676.3	$157.8	$273.7	$3,095.3	$2,992.7

GAAP Operating Margin	13.0%	5.9%	9.2%	11.3%	10.0%	6.4%	0.2%	2.1%	10.6%	7.4%
Adjusted Operating Margin	14.5%	13.5%	11.4%	13.0%	10.8%	12.8%	7.0%	3.9%	12.3%	12.3%
Adjusted EBITDA Margin %	25.8%	25.7%	14.7%	16.2%	22.5%	24.6%	8.3%	6.9%	21.2%	20.8%

Components of Net Sales:
Organic Sales Growth	(3.0)%	(0.1)%	(14.0)%	(19.1)%	(7.5)%	9.2%	(11.0)%	4.5%	(8.1)%	(6.6)%
Acquisitions	21.8%	33.9%	—%	—%	29.5%	70.6%	—%	—%	15.3%	20.8%
Foreign Currency Impact	(0.3)%	(1.1)%	(0.3)%	(0.9)%	(0.4)%	(1.1)%	(0.8)%	(2.6)%	(0.4)%	(1.2)%
.

ADJUSTED DILUTED EARNINGS PER SHARE
Unaudited

	Three Months Ended		Six Months Ended
	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023
GAAP Earnings Per Share	$0.94	$0.48	$1.23	$0.39
Intangible Amortization	0.98	1.02	1.96	1.54
Restructuring and Related Costs (a)	0.20	0.18	0.39	0.25
Share-Based Compensation Expense (b)	0.12	0.18	0.23	0.49
Impairments and Exit Related Costs	0.01	0.03	0.02	0.03
Inventory and Operating Lease Asset Step Up	—	0.50	0.01	0.50
(Gain) Loss on Sale of Businesses (c)	(0.26)	—	0.06	—
Gain on Sale of Assets	—	—	(0.01)	(0.01)
Transaction and Integration Related Costs (d)	0.06	0.16	0.15	1.48
Discrete Tax Items (e)	0.24	0.01	0.25	0.10
Adjusted Diluted Earnings Per Share	$2.29	$2.56	$4.29	$4.77

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(c)	The three months ended June 30, 2024 reflects the gain on sale of businesses of $17.2 million, while the six months ended June 30, 2024 reflects the loss on sale of businesses of $4.3 million related to the sale of the industrial motors and generators businesses.
(d)	For 2024, primarily relates to (1) legal, professional service, rebranding and IT carve-out costs associated with the sale of the industrial motors and generators businesses and (2) legal, professional service and integration costs associated with the Altra Transaction. For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and (2) legal and professional service costs associated with the sale of the industrial motors and generators businesses.
(e)	For 2024, primarily relates to the industrial motors and generators sale, including capital gains taxes and deferred income tax remeasurement.

2024 ADJUSTED ANNUAL GUIDANCE
Unaudited

	Minimum	Maximum
2024 GAAP Diluted EPS Annual Guidance	$3.70	$4.10
Intangible Amortization	3.92	3.92
Restructuring and Related Costs (a)	0.68	0.68
Share-Based Compensation Expense	0.51	0.51
Operating Lease Asset Step Up	0.01	0.01
Impairments and Exit Related Costs	0.02	0.02
Loss on Sale of Businesses	0.06	0.06
Gain on Sale of Assets	(0.01)	(0.01)
Transaction and Integration Related Costs (b)	0.26	0.26
Discrete Tax Items	0.25	0.25
2024 Adjusted Diluted EPS Annual Guidance	$9.40	$9.80

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	Primarily relates to (1) legal, professional service, and rebranding costs associated with the sale of the industrial motors and generators businesses and (2) legal, professional service and integration costs associated with the Altra Transaction

ADJUSTED EBITDA
Unaudited
(Dollars in Millions)
	Three Months Ended
	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023
GAAP Income from Operations	$89.8	$40.2	$45.1	$59.8	$41.8	$48.6	$17.2	$3.0	$193.9	$151.6
Restructuring and Related Costs (a)	6.4	2.6	6.8	10.7	3.2	2.0	1.1	0.7	17.5	16.0
Inventory and Operating Lease Asset Step Up	0.4	31.6	—	—	—	12.5	—	—	0.4	44.1
Impairments and Exit Related Costs	—	0.3	—	—	1.0	2.1	—	—	1.0	2.4
Gain on Sale of Businesses (b)	—	—	—	—	—	—	(17.2)	—	(17.2)	—
Transaction and Integration Related Costs (c)	2.9	6.5	1.0	—	1.0	3.0	0.8	1.8	5.7	11.3
Adjusted Income from Operations*	$99.5	$81.2	$52.9	$70.5	$47.0	$68.2	$1.9	$5.5	$201.3	$225.4

Amortization	$50.2	$51.7	$2.1	$2.1	$34.2	$35.4	$—	$0.2	$86.5	$89.4
Depreciation	20.5	22.7	9.2	9.7	11.4	12.2	0.1	3.0	41.2	47.6
Share-Based Compensation Expense	4.3	8.0	1.9	2.8	2.4	3.0	0.9	0.7	9.5	14.5
Other (Expense) Income, Net	(0.1)	1.1	(0.1)	0.7	(0.1)	0.7	—	0.3	(0.3)	2.8
Adjusted EBITDA (d)	$174.4	$164.7	$66.0	$85.8	$94.9	$119.5	$2.9	$9.7	$338.2	$379.7

GAAP Operating Margin %	13.3%	5.8%	11.0%	13.0%	9.9%	10.3%	44.1%	2.2%	12.5%	8.6%
Adjusted Operating Margin %	14.7%	11.6%	12.9%	15.3%	11.1%	14.4%	4.9%	4.0%	13.0%	12.7%
Adjusted EBITDA Margin %	25.8%	23.6%	16.1%	18.6%	22.5%	25.3%	7.4%	7.1%	21.9%	21.5%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	Reflects the gain on sale of businesses of $17.2 million related to the sale of the industrial motors and generators businesses.
(c)	For 2024, primarily relates to (1) legal, professional service, rebranding and IT carve-out costs associated with the sale of the industrial motors and generators businesses and (2) legal, professional service and integration costs associated with the Altra Transaction. For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the sale of the industrial motors and generators businesses.
(d)	Adjusted EBITDA and Adjusted EBITDA Margin % Excluding Industrial for the three months ended June 2024 and June 2023 is calculated as follows:
		Jun 30, 2024	Jun 30, 2023
	Total Regal Rexnord Adjusted EBITDA	338.2	379.7
	Less: Industrial Systems Adjusted EBITDA	2.9	9.7
	Adjusted EBITDA excluding Industrial Systems	335.3	370.0

	Total Regal Rexnord Net Sales	1,547.6	1,768.6
	Less: Industrial Systems Net Sales	39.0	136.7
	Net Sales excluding Industrial Systems	1,508.6	1,631.9

	Adjusted EBITDA Margin % excluding Industrial Systems	22.2%	22.7%

	Six Months Ended
	Industrial Powertrain Solutions		Power and Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023
GAAP Income from Operations	$171.9	$66.1	$73.6	$105.2	$82.0	$43.4	$0.3	$5.8	$327.8	$220.5
Restructuring and Related Costs (a)	11.3	3.4	15.1	15.4	5.2	2.5	3.1	0.9	34.7	22.2
Inventory and Operating Lease Asset Step Up	0.7	31.6	—	—	—	12.5	—	—	0.7	44.1
Impairments and Exit Related Costs	0.2	0.3	0.2	—	1.1	2.1	—	—	1.5	2.4
Loss on Sale of Businesses (b)	—	—	—	—	—	—	4.3	—	4.3	—
Gain on Sale of Assets	—	—	—	—	(0.8)	(0.6)	—	—	(0.8)	(0.6)
Transaction and Integration Related Costs (c)	7.3	48.5	1.5	—	1.3	26.5	3.4	3.9	13.5	78.9
Adjusted Income from Operations	$191.4	$149.9	$90.4	$120.6	$88.8	$86.4	$11.1	$10.6	$381.7	$367.5

Amortization	$100.2	$81.5	$4.2	$4.2	$68.6	$49.6	$0.2	$0.4	$173.2	$135.7
Depreciation	40.7	34.5	18.7	19.3	22.9	17.7	0.4	6.3	82.7	77.8
Share-Based Compensation Expense (d)	8.6	18.6	3.9	4.8	4.7	11.6	1.4	1.2	18.6	36.2
Other (Expense) Income, Net	(0.2)	1.6	(0.2)	1.3	(0.2)	0.9	—	0.4	(0.6)	4.2
Adjusted EBITDA	$340.7	$286.1	$117.0	$150.2	$184.8	$166.2	$13.1	$18.9	$655.6	$621.4

GAAP Operating Margin %	13.0%	5.9%	9.2%	11.3%	10.0%	6.4%	0.2%	2.1%	10.6%	7.4%
Adjusted Operating Margin %	14.5%	13.5%	11.4%	13.0%	10.8%	12.8%	7.0%	3.9%	12.3%	12.3%
Adjusted EBITDA Margin %	25.8%	25.7%	14.7%	16.2%	22.5%	24.6%	8.3%	6.9%	21.2%	20.8%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	Reflects the loss on sale of businesses of $4.3 million related to the sale of the industrial motors and generators businesses.
(c)	For 2024, primarily relates to (1) legal, professional service, rebranding and IT carve-out costs associated with the sale of the industrial motors and generators businesses and (2) legal, professional service and integration costs associated with the Altra Transaction. For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the sale of the industrial motors and generators businesses.
(d)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.

NET INCOME TO ADJUSTED EBITDA
Unaudited
(Dollars in Millions)
	Three Months Ended		Six Months Ended
	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023
Net Income	$63.0	$33.2	$83.4	$27.7
Plus: Income Taxes	33.9	9.9	44.8	22.2
Plus: Interest Expense	101.7	116.4	207.1	211.8
Less: Interest Income	(5.0)	(5.1)	(8.1)	(37.0)
Plus: Depreciation	41.2	47.6	82.7	77.8
Plus: Amortization	86.5	89.4	173.2	135.7
EBITDA	321.3	291.4	583.1	438.2
Plus: Restructuring and Related Costs (a)	17.5	16.0	34.7	22.2
Plus: Share-Based Compensation Expense (b)	9.5	14.5	18.6	36.2
Plus: Inventory and Operating Lease Asset Step Up	0.4	44.1	0.7	44.1
Plus: Impairments and Exit Related Costs	1.0	2.4	1.5	2.4
Plus: (Gain) Loss on Sale of Businesses (c)	(17.2)	—	4.3	—
Less: Gain on Sale of Assets	—	—	(0.8)	(0.6)
Plus: Transaction and Integration Related Costs (d)	5.7	11.3	13.5	78.9
Adjusted EBITDA	$338.2	$379.7	$655.6	$621.4

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(c)	The three months ended June 30, 2024 reflects the gain on sale of businesses of $17.2 million, while the six months ended June 30, 2024 reflects the loss on sale of businesses of $4.3 million related to the sale of the industrial motors and generators businesses.
(d)	For 2024, primarily relates to (1) legal, professional service, rebranding and IT carve-out costs associated with the sale of the industrial motors and generators businesses and (2) legal, professional service and integration costs associated with the Altra Transaction. For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the sale of the industrial motors and generators businesses.

DEBT TO EBITDA
Unaudited
(Dollars in Millions)
Last Twelve Months
Jun 30, 2024
Net Income	$1.4
Plus: Income Taxes	75.3
Plus: Interest Expense	426.3
Less: Interest Income	(14.7)
Plus: Depreciation	170.6
Plus: Amortization	345.3
EBITDA	$1,004.2
Plus: Restructuring and Related Costs (a)	96.9
Plus: Share-Based Compensation Expense	40.6
Plus: Inventory and Operating Lease Asset Step Up	11.1
Plus: Impairments and Exit Related Costs	8.7
Plus: Loss on Sale of Businesses (b)	92.0
Plus: Goodwill Impairment	57.3
Less: Gain on Sale of Assets	(0.8)
Plus: Transaction and Integration Related Costs (c)	31.3
Adjusted EBITDA*(d)	$1,341.3

Current Maturities of Long-Term Debt	$4.3
Long-Term Debt	5,764.9
Total Gross Debt	$5,769.2
Cash	(510.4)
Net Debt	$5,258.8

Gross Debt/Adjusted EBITDA	4.30

Net Debt/Adjusted EBITDA (d)	3.92

Interest Coverage Ratio (d)	3.26

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	Reflects the loss on sale of businesses of $92.0 million related to the sale of the industrial motors and generators businesses.
(c)	Primarily relates to (1) legal, professional service, and integration costs associated with the Altra Transaction and (2) legal, professional service, rebranding and IT carve-out costs associated with the sale of the industrial motors and generators businesses.
(d)	Synergies expected to be realized in the future are included in the calculation of EBITDA that serves as the basis for financial covenant compliance for certain of the Company's debt. The Company expects to realize synergies of $110 million within 18 months. The impact of the synergies is as follows:

	Adjusted EBITDA	$1,341.3
	Synergies to be Realized Within 18 months	110.0
	Adjusted EBITDA (including synergies)	$1,451.3

	Net Debt/Adjusted EBITDA (including synergies)	3.62

	Interest Expense	$426.3
	Interest Income	(14.7)
	Net Interest Expense	$411.6

	Interest Coverage Ratio(1)	3.26
	Interest Coverage Ratio (including synergies)(2)	3.53

	(1) Computed as Adjusted EBITDA/Net Interest Expense
	(2) Computed as Adjusted EBITDA (including synergies)/Net Interest Expense

ADJUSTED FREE CASH FLOW
Unaudited
(Dollars in Millions)
	Three Months Ended		Six Months Ended
	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023
Net Cash Provided by Operating Activities	$158.3	221.1	$241.4	$327.3
Payments for Certain Acquisition Costs (Net of Tax of $11.4 Million in 2023) (a)	—	—	—	86.9
Payments for Certain Costs to Sell Businesses (Net of Tax of $1.7 Million in 2024) (b)	10.5	—	10.5	—
Adjusted Cash Flows from Operations	168.8	221.1	251.9	414.2
Additions to Property Plant and Equipment	(32.4)	(44.8)	(50.9)	(63.5)
Adjusted Free Cash Flow	$136.4	176.3	$201.0	$350.7

(a)	Reflects the payment of Regal Rexnord's and Altra's advisor success fees.
(b)	Reflects the payment of Regal Rexnord's advisor success fees and income taxes paid related to the sale of the industrial motors and generators businesses.

ADJUSTED EFFECTIVE TAX RATE
Unaudited
(Dollars in Millions)
	Three Months Ended		Six Months Ended
	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023
Income before Taxes	$96.9	$43.1	$128.2	$49.9
Provision for Income Taxes	33.9	9.9	44.8	22.2
Effective Tax Rate	35.0%	22.9%	34.9%	44.5%

Income before Taxes	$96.9	43.1	128.2	49.9
Intangible Amortization	86.5	89.4	173.2	135.7
Restructuring and Related Costs (a)	17.5	16.0	34.7	22.2
Share-Based Compensation Expense (b)	9.5	14.5	18.6	36.2
Inventory and Operating Lease Asset Step Up	0.4	44.1	0.7	44.1
Impairments and Exit Related Costs	1.0	2.4	1.5	2.4
(Gain) Loss on Sale of Businesses (c)	(17.2)	—	4.3	—
Gain on Sale of Assets	—	—	(0.8)	(0.6)
Transaction and Integration Related Costs (d)	5.7	12.4	13.5	118.2
Adjusted Income before Taxes*	$200.3	$221.9	$373.9	$408.1

Provision for Income Taxes	33.9	9.9	44.8	22.2
Tax Effect of Intangible Amortization	21.1	21.6	42.1	33.0
Tax Effect of Restructuring and Related Costs	4.5	4.3	8.6	5.9
Tax Effect of Share-Based Compensation Expense	1.5	2.5	3.6	3.7
Tax Effect of Inventory and Operating Lease Asset Step Up	0.1	10.6	0.2	10.6
Tax Effect of Impairments and Exit Related Costs	0.3	0.6	0.4	0.6
Tax Effect of (Gain) Loss on Sale of Businesses	—	—	—	—
Tax Effect of Gain on Sale of Assets	—	—	(0.2)	(0.1)
Tax Effect of Transaction and Integration Related Costs	1.3	1.5	3.2	19.8
Discrete Tax Items (e)	(15.7)	(0.3)	(16.3)	(6.8)
Adjusted Provision for Income Taxes*	$47.0	$50.7	$86.4	$88.9

Adjusted Effective Tax Rate*	23.5%	22.8%	23.1%	21.8%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(c)	The three months ended June 30, 2024 reflects the gain on sale of businesses of $17.2 million, while the six months ended June 30, 2024 reflects the loss on sale of businesses of $4.3 million related to the sale of the industrial motors and generators businesses.
(d)	For 2024, primarily relates to (1) legal, professional service, rebranding and IT carve-out costs associated with the sale of the industrial motors and generators businesses and (2) legal, professional service and integration costs associated with the Altra Transaction. For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and (2) legal and professional service costs associated with the sale of the industrial motors and generators businesses.
(e)	For 2024, primarily relates to the industrial motors and generators sale, including capital gains taxes and deferred income tax remeasurement.

ORGANIC SALES GROWTH
Unaudited
(Dollars in Millions)
	Three Months Ended
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Three Months Ended Jun 30, 2024	$675.5	$410.9	$422.2	$39.0	$1,547.6
Impact from Foreign Currency Exchange Rates	3.6	2.5	3.6	0.5	10.2
Organic Sales Three Months Ended Jun 30, 2024	$679.1	$413.4	$425.8	$39.5	$1,557.8

Net Sales Three Months Ended Jun 30, 2023	$698.7	$460.1	$473.1	$136.7	$1,768.6
Net Sales from Businesses Divested	—	—	—	(94.9)	(94.9)
Adjusted Net Sales Three Months Ended Jun 30, 2023	$698.7	$460.1	$473.1	$41.8	$1,673.7

Three Months Ended Jun 30, 2024 Organic Sales Growth % (a)	(2.8)%	(10.1)%	(10.0)%	(5.5)%	(6.9)%
Three Months Ended Jun 30, 2024 Net Sales Growth %	(3.3)%	(10.7)%	(10.8)%	(6.6)%	(7.5)%

(a) The three months ended June 30, 2024 Organic Sales Growth % Excluding Industrial is calculated as follows:

	Total Regal Rexnord	Industrial Systems	Total Regal Rexnord less Industrial Systems
Net Sales Three Months Ended Jun 30, 2024	$1,547.6	$39.0	$1,508.6
Impact from Foreign Currency Exchange Rates	10.2	0.5	9.7
Organic Sales Three Months Ended Jun 30, 2024	$1,557.8	$39.5	$1,518.3

Net Sales Three Months Ended Jun 30, 2023	$1,768.6	$136.7	$1,631.9
Net Sales from Businesses Divested	(94.9)	(94.9)	—
Adjusted Net Sales Three Months Ended Jun 30, 2023	$1,673.7	$41.8	$1,631.9

Three Months Ended Jun 30, 2024 Organic Sales Growth %	(6.9)%	(5.5)%	(7.0)%

	Six Months Ended
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Six Months Ended Jun 30, 2024	$1,318.9	$796.2	$822.4	$157.8	$3,095.3
Net Sales from Businesses Acquired	(243.2)	—	(199.3)	—	(442.5)
Impact from Foreign Currency Exchange Rates	3.7	3.2	2.8	1.4	11.1
Organic Sales Six Months Ended Jun 30, 2024	$1,079.4	$799.4	$625.9	$159.2	$2,663.9

Net Sales Six Months Ended Jun 30, 2023	$1,113.1	$929.6	$676.3	$273.7	$2,992.7
Net Sales from Businesses Divested	—	—	—	(94.9)	(94.9)
Adjusted Net Sales Six Months Ended Jun 30, 2023	$1,113.1	$929.6	$676.3	$178.8	$2,897.8

Six Months Ended Jun 30, 2024 Organic Sales Growth %	(3.0)%	(14.0)%	(7.5)%	(11.0)%	(8.1)%
Six Months Ended Jun 30, 2024 Net sales Growth %	18.5%	(14.4)%	21.6%	(11.7)%	6.8%

ADJUSTED GROSS MARGIN
Unaudited
(Dollars in Millions)
	Three Months Ended
	June 30, 2024
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales	$675.5	$410.9	$422.2	$39.0	$1,547.6

Gross Margin	$270.5	$121.2	$169.2	$10.1	$571.0
Restructuring and Related Costs (a)	5.4	6.7	1.5	(0.5)	13.1
Operating Lease Asset Step Up	0.4	—	—	—	0.4
Adjusted Gross Margin (b)	$276.3	$127.9	$170.7	$9.6	$584.5

Gross Margin %	40.0%	29.5%	40.1%	25.9%	36.9%
Adjusted Gross Margin %	40.9%	31.1%	40.4%	24.6%	37.8%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	The following table reflects Adjusted Gross Margin of the Company for the three months ended June 30, 2024 Excluding Industrial:

	Total Regal Rexnord	Industrial Systems	Total Regal Rexnord less Industrial Systems
Net Sales	$1,547.6	$39.0	$1,508.6

Gross Margin	$571.0	$10.1	$560.9
Restructuring and Related Costs (a)	13.1	(0.5)	13.6
Operating Lease Asset Step Up	0.4	—	0.4
Adjusted Gross Margin	$584.5	$9.6	$574.9

Gross Margin %	36.9%	25.9%	37.2%
Adjusted Gross Margin %	37.8%	24.6%	38.1%

	Six Months Ended
	June 30, 2024
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales	$1,318.9	$796.2	$822.4	$157.8	$3,095.3

Gross Margin	$535.3	$220.5	$329.1	$39.2	$1,124.1
Restructuring and Related Costs (a)	7.6	14.0	2.1	1.1	24.8
Operating Lease Asset Step Up	0.7	—	—	—	0.7
Adjusted Gross Margin	$543.6	$234.5	$331.2	$40.3	$1,149.6

Gross Margin %	40.6%	27.7%	40.0%	24.8%	36.3%
Adjusted Gross Margin %	41.2%	29.5%	40.3%	25.5%	37.1%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.